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                                                                   EXHIBIT 10.19

                                                                       EXECUTION

                                WARRANT AGREEMENT

                  WARRANT AGREEMENT, dated as of August 1, 2003, by and between CITICORP MEZZANINE III, L.P., a Delaware limited partnership (the "Purchaser"), and MSX INTERNATIONAL, INC., a Delaware corporation (the "Company"). Capitalized terms used herein shall have the meanings given to such terms in Section V(A) hereof.

                  WHEREAS, pursuant to that certain Third Secured Term Loan Agreement, dated as of the date hereof (as amended, restated or modified from time to time, the "Credit Agreement"), by and between the Purchaser and the Company, the Purchaser is lending to the Company the aggregate sum of $25,000,000 (the "Loan") in accordance with the terms of the Credit Agreement;

                  WHEREAS, the Purchaser is acquiring from the Company a warrant in the form attached as Exhibit A hereto (the "Warrant"), representing the right to purchase from the Company 666,649 Warrant Shares (as adjusted from time to time pursuant to the provisions of the Warrant) on the terms and conditions set forth in the Warrant; and

                  WHEREAS, the Warrant is being issued as an inducement and partial consideration for the Purchaser to enter into the Credit Agreement and to make the Loan to the Company, and without such issuance, the Purchaser will not enter into the Credit Agreement.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  I.       Purchase Price and Closing.

                           A.       Closing. The closing of the issuance of the
Warrant to the Purchaser (the "Closing") shall take place simultaneously with the closing pursuant to the Credit Agreement. The date of such Closing is hereinafter referred to as the "Closing Date."

                           B.       Transactions on Closing Date. At the
Closing, the Company shall deliver to the Purchaser the duly issued Warrant.

                  II. Representations and Warranties of the Company. The Company represents and warrants to the Purchaser as follows:

                           A.       Good Standing. The Company is a corporation
duly organized, validly existing, and in good standing under the laws of the State of Delaware.

                           B.       Authority Relative to this Agreement. The
Company has all requisite corporate power and authority to enter into and perform its obligations under this Agreement and to issue and deliver the Warrant to the Purchaser. The execution, delivery, and performance by the Company of its obligations under this Agreement, including the issuance and

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delivery of the Warrant to the Purchaser, have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company and (assuming due execution and delivery by the Purchaser) is a legal, valid, and binding obligation of the Company and is enforceable against the Company in accordance with its terms.

                           C.       No Conflict or Violation. The execution and
delivery of this Agreement by the Company, the performance by the Company of its terms and the issuance and delivery of the Warrant to the Purchaser will not on the Closing Date conflict with or result in a violation of (i) the Certificate of Incorporation or By-Laws of the Company as in effect on the Closing Date, or
(ii) any agreement, instrument, law, rule, regulation, order, writ, judgment, or decree to which the Company is a party or is subject, except for such conflicts and violations which will not, in the aggregate, have a material adverse effect on the business, prospects, assets, results of operations or condition (financial or otherwise) of the Company and its Subsidiaries (taken as a whole) and will not deprive the Purchaser of any material benefit under this Agreement.

                           D.       Validity of Issuance. The Warrant to be
issued to the Purchaser pursuant to this Agreement and the Warrant Shares issued upon exercise of the Warrant will, when issued, be duly and validly issued, fully paid and nonassessable (assuming in the case of the Warrant Shares, payment of the exercise price is made in accordance with the terms of the Warrant).

                           E.       Ownership. Immediately following the
consummation of the transactions contemplated by, referenced in or made in connection with each of the Bank Agreement, the Indenture, the Third Term Loan Agreement, and the Fourth Term Loan Agreement, and each of the documents, instruments and agreements executed or delivered in connection therewith, the Warrant Shares constitute 3.0% of the Common Stock on a Fully Diluted Basis.

                  III. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company as follows:

                           A.       Investment Intention. The Purchaser is
acquiring the Warrant, and if any portion of the Warrant is exercised, the Warrant Shares, for investment solely for its own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof. The Purchaser agrees and acknowledges that it will not, directly or indirectly, offer, transfer, or sell the Warrant or any Warrant Shares, or solicit any offers to purchase or acquire the Warrant or any Warrant Shares, unless the transfer or sale is permitted by the terms of the Warrant and such transfer or sale is (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended, and the rules and regulations thereunder (the "Securities Act") and has been registered under any applicable state securities or "blue sky" laws, or (ii) pursuant to an exemption from registration under the Securities Act and applicable state securities or "blue sky" laws.

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                           B.       Legend. The Purchaser has been advised by
the Company that certificates representing the Warrant will bear any legend required pursuant to the Stockholders Agreement and will bear the following legend:

                  THIS WARRANT WAS ISSUED AND BECAME EFFECTIVE ON AUGUST 1, 2003, AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT, THE RULES AND REGULATIONS THEREUNDER OR THE PROVISIONS OF THIS WARRANT. THIS WARRANT IS ALSO SUBJECT TO
                  (A) A WARRANT AGREEMENT DATED AS OF AUGUST 1, 2003 BY AND BETWEEN MSX INTERNATIONAL, INC. (THE "COMPANY") AND THE ORIGINAL HOLDER HEREOF, AND (B) AN AMENDED AND RESTATED STOCKHOLDERS AGREEMENT DATED AS OF NOVEMBER 28, 2000, AS AMENDED BY AMENDMENT NO. 1, EFFECTIVE AS OF JANUARY 31, 2003, AND AMENDMENT NO. 2 TO THE STOCKHOLDERS AGREEMENT, DATED AS OF AUGUST 1, 2003, BY AND AMONG THE COMPANY, CERTAIN OTHER STOCKHOLDERS OF THE COMPANY AND THE ORIGINAL HOLDER HEREOF (THE "STOCKHOLDERS AGREEMENT"), IN EACH CASE AS AMENDED FROM TIME TO TIME. A COPY OF THE WARRANT AGREEMENT AND THE STOCKHOLDERS AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON REQUEST.

Upon reasonable request of the Company in connection with any permitted transfer of the Warrant or any Warrant Shares (other than a transfer pursuant to a public offering registered under the Securities Act, pursuant to Rule 144 or Rule 144A promulgated under the Securities Act (or any similar rules then in effect), or to an affiliate of the Purchaser), the Purchaser will deliver, if requested by the Company, an opinion of counsel knowledgeable in securities laws reasonably satisfactory to the Company to the effect that such transfer may be effected without registration under the Securities Act. The Company agrees to issue certificates evidencing the Warrant Shares that do not contain such legend upon receipt of an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Company, to the effect that registration under the Securities Act is not required because of the availability of an exemption from such registration.

                           C.       Additional Investment Representations. The
Purchaser is an "accredited investor" as such term is defined in Rule 501 promulgated under the Securities Act.

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                  IV.      Inspection Rights. Until the Company is a Public
Company, the Company shall permit one representative of any holder of (x) the Warrant or (y) the Warrant Shares (as selected by the holders of the majority of the Warrant Shares) (assuming for purposes of this section that the Warrant has been fully exercised), upon reasonable notice and during normal business hours and such other times as any such holder may reasonably request, to (i) visit and inspect any of the properties of the Company and its subsidiaries, (ii) examine the corporate and financial records of the Company and its subsidiaries and make copies thereof or extracts therefrom, and (iii) discuss the affairs, finances and accounts of any such corporations with the directors, officers, key employees, and independent accountants of the Company and its subsidiaries.

                  V.       Miscellaneous

                           A.       Definitions. For the purposes of this
Agreement, the following terms shall have the following meanings:

                           "Bank Agreement" means the Amended and Restated
Credit Agreement, dated as of August 1, 2003, by and among the borrowing subsidiaries of the Company party thereto from time to time, the lenders party thereto from time to time and Bank One, N.A., a national banking association, as agent.

                           "Business Day" means any day excluding Saturday,
Sunday and any day which is a legal holiday under the laws of the State of New York or is a day on which banking institutions located in such state are authorized or required by law or other governmental action to close.

                           "Class A Common" means, collectively, the Series A-1
Common, the Series A-2 Common, the Series A-3 Common, and the Series A-4 Common, and any securities into which such Series A-1 Common, Series A-2 Common, Series A-3 Common, or Series A-4 Common is hereafter converted or exchanged.

                           "Class B Common" means, collectively, the Series B-1
Common, the Series B-2 Common, the Series B-3 Common, and the Series B-4 Common, and any securities into which such Series B-1 Common, Series B-2 Common, Series B-3 Common, or Series B-4 Common is hereafter converted or exchanged.

                           "Common Stock" means, collectively, (i) the Class A
Common, (ii) the Class B Common, (iii) any other class or series of the Company's common stock, and (iv) any other capital stock issuable with respect to the securities referred to in clauses (i), (ii) or (iii) above by way of stock split, stock dividend, or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

                           "Fourth Term Loan Agreement" means that certain
Amended and Restated Fourth Secured Term Loan Agreement, dated as of the date hereof, by and among the Company and MSX International Limited as issuers, the subsidiary guarantors named therein, and Court Square Capital Limited.

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                           "Fully Diluted Basis" means, at any given time, the
number of shares of all classes of Common Stock outstanding at such time, calculated after giving effect to, and including, the exercise, conversion, or exchange, as applicable, of all existing options, warrants or other securities directly or indirectly convertible into or exchangeable for Common Stock, without regard to any contingencies or time periods applicable thereto.

                           "Indenture" means that certain Senior Secured
Indenture, dated the date hereof, by and among the Company and MSX International Limited as issuers, the subsidiary guarantors named therein, and BNY Midwest Trust Company, as trustee.

                           "Public Company" means a company (i) which is subject
to the reporting requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended from time to time (the "Exchange Act"), or (ii) any of whose equity securities are registered pursuant to Section 12(b) or 12(g) of the Exchange Act.

                           "Registration Rights Agreement" means the Amended and
Restated Registration Rights Agreement, dated as of November 28, 2000, by and among the Company and certain of the Company's stockholders party thereto, as amended, restated or modified from time to time.

                           "Series A-1 Common" means the Company's Series A-1
Common Stock, par value $0.01 per share, and any securities into which such Series A-1 Common Stock is hereafter converted or exchanged.

                           "Series A-2 Common" means the Company's Series A-2
Common Stock, par value $0.01 per share, and any securities into which such Series A-2 Common Stock is hereafter converted or exchanged.

                           "Series A-3 Common" means the Company's Series A-3
Common Stock, par value $0.01 per share, and any securities into which such Series A-3 Common Stock is hereafter converted or exchanged.

                           "Series A-4 Common" means the Company's Series A-4
Common Stock, par value $0.01 per share, and any securities into which such Series A-4 Common Stock is hereafter converted or exchanged.

                           "Series B-1 Common" means the Company's Series B-1
Common Stock, par value $0.01 per share, and any securities into which such Series B-1 Common Stock is hereafter converted or exchanged.

                           "Series B-2 Common" means the Company's Series B-2
Common Stock, par value $0.01 per share, and any securities into which such Series B-2 Common Stock is hereafter converted or exchanged.

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                           "Series B-3 Common" means the Company's Series B-3
Common Stock, par value $0.01 per share, and any securities into which such Series B-3 Common Stock is hereafter converted or exchanged.

                           "Series B-4 Common" means the Company's Series B-4
Common Stock, par value $0.01 per share, and any securities into which such Series B-4 Common Stock is hereafter converted or exchanged.

                           "Stockholders Agreement" means the Amended and
Restated Stockholders Agreement, dated as of November 28, 2000, as amended by Amendment No. 1, effective as of January 31, 2003, and Amendment No. 2 to the Stockholders Agreement, dated as of the date hereof, by and among the Company, the Purchaser, and certain other stockholders of the Company party thereto, as amended, restated or modified from time to time.

                           "Subsidiary" means, in respect of any Person, any
corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of Capital Stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by (a) such Person, (b) such Person and one or more Subsidiaries of such Person or (c) one or more Subsidiaries of such Person.

                           "Third Term Loan Agreement" means that certain Third
Term Loan Agreement, dated as of the date hereof, by and among the Company and MSX International Limited as issuers, the subsidiary guarantors named therein, and the Purchaser.

                           "Warrant Shares" means shares of the Company's Class
A Common (consisting of an equal number of shares of each of Series A-1 Common, Series A-2 Common, Series A-3 Common, and Series A-4 Common) (unless there are no shares of Class A Common outstanding, then, in such case, Class B Common (consisting of an equal number of shares of each of Series B-1 Common, Series B-2 Common, Series B-3 Common, and Series B-4 Common)) issuable upon exercise of this Warrant; provided, that if the securities issuable upon exercise of the Warrant are issued by an entity other than the Company or there is a change in the class or series of securities so issuable, then the term "Warrant Shares" shall mean shares of the security issuable upon exercise of the Warrant if such security is not issuable in shares, or shall mean the equivalent units in which such security is issuable if such security is not issuable in shares.

                           B.       Other Agreements. The parties hereto
acknowledge that upon the exercise of the Warrant, the Warrant Shares and the holders thereof shall be subject to the terms and conditions of each of the Stockholders Agreement and the Registration Rights Agreement.

                           C.       Notices. All notices, demands or other
communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and delivered personally, mailed by certified or registered mail, return receipt requested and postage

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prepaid, sent via a nationally recognized overnight courier, or via facsimile.
Such notices, demands and other communications will be sent to the address indicated below:

                 To the Company:

                           MSX International, Inc.
                           22355 West Eleven Mile Road
                           Southfield, Michigan 48034
                           Attention: Chief Financial Officer
                           Telecopy No.: (248) 829-6030

                           and

                           MSX International, Inc.
                           22355 West Eleven Mile Road
                           Southfield, Michigan 48034
                           Attention: General Counsel
                           Telecopy No.: (248) 829-6380

                           with copies (which shall not
                           constitute notice to the Company) to:

                           Court Square Capital Limited
                           399 Park Avenue
                           14th Floor, Zone 4
                           New York, New York 10043
                           Attention: Michael Delaney
                           Telecopy No.: (212) 888-2940

                           and

                           Dechert LLP
                           4000 Bell Atlantic Tower
                           1717 Arch Street
                           Philadelphia, Pennsylvania 19103
                           Attention: Craig L. Godshall
                           Telecopy No.: (215) 994-2222

                 To the Purchaser:

                           c/o Citicorp Capital Investors, Ltd.
                           399 Park Avenue
                           14th Floor, Zone 4
                           New York, NY 10043
                           Attention:     Byron L. Knief
                           Telecopy No.: (212) 888-2940

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                           with a copy (which shall not
                           constitute notice to the Purchaser) to:

                           Kirkland & Ellis LLP
                           Citigroup Center
                           153 East 53rd Street
                           New York, NY 10022-4675
                           Attention: Eunu Chun, Esq.
                           Telecopy No.: (212) 446-4900

or such other address or to the attention of such other Person as the recipient party shall have specified by prior written notice to the sending party; provided, that the failure to deliver copies of notices as indicated above shall not affect the validity of any notice. Any such communication shall be deemed to have been received (i) when delivered, if personally delivered, or sent by nationally-recognized overnight courier or sent via facsimile or (ii) on the third Business Day following the date on which the piece of mail containing such communication is posted if sent by certified or registered mail.

                           D.       Assignment. This Agreement and all the
provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that neither this Agreement nor any rights or obligations hereunder shall be assigned by the Company without the prior written consent of the Purchaser.

                           E.       Amendment. This Agreement may be amended
only by a written instrument signed by the Company and the Purchaser.

                           F.       Waiver. Either party hereto may (a) extend
the time for the performance of any of the obligations or other acts of the other party hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, and
(c) waive compliance with any of the agreements or conditions herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid as to such party if set forth in an instrument in writing signed by such party.

                           G.       Severability. In the event that any one or
more of the provisions hereof, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

                           H.       APPLICABLE LAW. THIS AGREEMENT SHALL BE
GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS OR CHOICE OF LAWS OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION WHICH WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THOSE OF THE STATE OF DELAWARE.

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                           I.       Expenses. All reasonable fees and expenses
incurred by the Purchaser in connection with the preparation of this Agreement and the transactions referred to herein, including the reasonable fees of the Purchaser's counsel, shall be paid by the Company, whether or not the issuance of the Warrant, the execution and delivery of the Credit Agreement or any other transaction contemplated hereby is consummated.

                           J.       Counterparts. This Agreement may be executed
in two or more counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

                           K.       Descriptive Headings. The headings in this
Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of the terms contained herein.

                                    * * * * *

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                 IN WITNESS WHEREOF, each of the parties hereto have caused this Warrant Agreement to be signed by its duly authorized officer and to be dated as of the date hereof.

                                    MSX INTERNATIONAL, INC.

                                    By: /s/ Frederick K. Minturn
                                        ----------------------------------------
                                        Name:  Frederick K. Minturn
                                        Title: Vice President

                                    CITICORP MEZZANINE III, L.P.

                                    By:  Citicorp Capital Investors, Ltd.
                                    Its: General Partner

                                    By: /s/ Byron Knief
                                        ----------------------------------------
                                        Name:  Byron Knief
                                        Title: President